UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021

BREEZE HOLDINGS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39718	85-1849315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

955 W. John Carpenter Freeway, Suite 100-929

Irving, TX 75039

(Address of principal executive offices)

(619) 500-7747

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BREZ	The Nasdaq Stock Market LLC
Rights exchangeable into one-twentieth of one share of common stock	BREZR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	BREZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to the Current Report on Form 8-K filed by Breeze Holdings Acquisition Corp. (the “Company”) on November 24, 2021 (the “Original Report”) is being filed to address the hyperlink in the Form 8-K to the exhibit 99.1.  It was not functioning. Except for the foregoing, this amendment does not amend, modify or update the disclosures contained in the Original Report.

Item 8.01	Other Events.

On November 22, 2021, Breeze Holdings Acquisition Corp. (the “Company”) announced that its sponsor, Breeze Sponsor, LLC (the “Sponsor”), timely deposited an aggregate of $1,150,000 (the “Extension Payment”), representing $0.10 per public share, into the Company’s trust account in order to extend the date by which the Company has to consummate a business combination from November 25, 2021 to February 25, 2022 (the “Extension”).

The Sponsor loaned the Extension Payment to the Company in exchange for a promissory note in the amount of the Extension Payment. The loan under the promissory note is non-interest bearing and will be repaid upon the consummation of a business combination. The Company’s stockholders are not entitled to vote on or redeem their shares in connection with such extension.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

99.1	Press release dated November 21, 2021
104	Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE HOLDINGS ACQUISITION CORP.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey
Title:	Chief Executive Officer and Chief Financial Officer

Dated: November 24, 2021